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                                                                   EXHIBIT 10.12

                               FIFTH AMENDMENT TO
                       364-DAY REVOLVING CREDIT AGREEMENT

         THIS FIFTH AMENDMENT, dated as of November 10, 2003 (this "Amendment"), amends and modifies a certain 364-Day Revolving Credit Agreement, dated as of June 14, 2002, as amended by Amendments dated as of June 13, 2003, June 20, 2003, September 30, 2003 and October 17, 2003 (as so amended, the "Credit Agreement"), among ALLEGHANY CORPORATION (the "Borrower"), the Banks named therein and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                              Preliminary Statement

         This Amendment is being adopted and approved as provided in Section
2.21 of the Credit Agreement. As such, it requires signature and consent of the Borrower, the Agent and the Bank that is increasing its commitment as provided herein, but not the other Banks.

         FOR VALUE RECEIVED, the Borrower, the Bank which is signatory hereto and the Agent agree as follows:

                  ARTICLE I - AMENDMENT TO THE CREDIT AGREEMENT

         Upon effectiveness of this Amendment as provided below, the Credit Agreement shall be deemed to be amended as follows.

         1.1 Increase of Commitment of M&I Bank. Upon effectiveness of this Amendment, M&I Marshall & Ilsley Bank ("M&I Bank") shall increase its Revolving Commitment from $10,000,000 to $15,000,000. Upon such effectiveness, the signature page of the Agreement shall be deemed amended by amending M&I Bank's Revolving Commitment to such increased amount, M&I Bank shall have the rights and obligations of a Bank thereunder in accordance with its amended Revolving Commitment Amount and the Revolving Percentages of all of the Bank shall be deemed amended accordingly. As promptly as practical after the date of this Amendment, the Agent shall inform each Bank of its Revolving Percentage of any outstanding Revolving Loans, and (a) the M&I Bank shall fund the increased amount of such outstanding Revolving Loans in accordance with its revised Revolving Percentage by payment to the Agent, and (b) each other Bank shall accept payment from the Agent of a portion of its outstanding Revolving Loans so its outstanding Revolving Loans equal its Revolving Percentage (as amended by this Amendment) of all outstanding Revolving Loans.

         1.2 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time.

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                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

         To induce M&I Bank and the Agent to enter into this Amendment and to make and maintain the Revolving Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms.

                       ARTICLE III - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         3.1 Warranties. The representations and warranties in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof (other than those which speak as of a specific date, which shall be true and correct as of such date). The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.2 Defaults. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         3.3 Documents.

         (a) The Borrower, M&I Bank and the Agent shall have executed and delivered this Amendment;

         (b) The Borrower shall have executed and delivered a Revolving Note payable to M&I Bank in the amount of its Revolving Commitment Amount (as amended hereby), which Revolving Note shall, upon effectiveness of this Amendment and funding as provided in Section 1.1 hereof, be deemed to supersede and replace the Revolving Note currently held by M&I Bank.

                              ARTICLE IV - GENERAL

         4.1 Expenses. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, and delivery of the Revolving Note hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

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         4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         4.4 Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

         4.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                           ALLEGHANY CORPORATION

                                      By:/s/ Peter R. Sismondo
                                         -----------------------------
                                      Title: VP
                                            --------------------------

                                      U.S. BANK NATIONAL ASSOCIATION, as
                                      Agent

                                      By:/s/ Sam S. Pepper
                                         -----------------------------
                                      Title: Vice President
                                            --------------------------

Revolving Commitment Amount:

$15,000,000                           M&I MARSHALL & ILSLEY BANK,
                                      as a Bank

                                      By:/s/ Jeffrey T. Ticknor
                                         -----------------------------------
                                      Title: Jeffrey T. Ticknor, Senior Vice
                                            --------------------------------
                                             President
                                            --------------------------------
                                      and

                                      By:/s/ John T. Ronzia
                                         ----------------------------------
                                      Title: John T. Ronzia, Vice President
                                            -------------------------------

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